UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report  (Date of earliest event reported):    April 1, 2008

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I-TRAX, INC.
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(Exact name of registrant as specified in its charter)

Delaware ------------------------	001-31584 ------------------------	23-3057155 ------------------------
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4 Hillman Drive, Suite 130 Chadds Ford, Pennsylvania ------------------------------------------------	19317 ------------------------------------------------
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code:   (610) 459-2405

N/A
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(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02   Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Pursuant to I-trax, Inc.’s Transition Compensation Plan, the following transaction bonuses were approved on March 26, 2008:

Executive Officer	Transaction Bonus

Frank A. Martin Chairman	$ 400,480
R. Dixon Thayer Chief Executive Officer	193,120
Dr. Raymond J. Fabius President and Chief Medical Officer	180,710
Peter Hotz Executive Vice President and Chief Operating Officer	95,406
Bradley S. Wear Senior Vice President and Chief Financial Officer	72,000
Yuri Rozenfeld Senior Vice President, General Counsel and Secretary	210,625

The transaction bonuses are only payable upon closing of the merger contemplated by the Agreement and Plan of Merger, dated March 14, 2008, by and among Walgreen Co., Putter Acquisition Sub, Inc. and I-trax, Inc. and require no additional service to I-trax subsequent to the merger as a condition to the receipt of such bonus.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

I-TRAX, INC.

Date: April 1, 2008	By: /s/ Yuri Rozenfeld
	Name:	Yuri Rozenfeld
	Title:	Senior Vice President